                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): MAY 10, 2005
                                                          --------------

                              CELANESE CORPORATION
             (Exact Name of Registrant as specified in its charter)

          DELAWARE                        001-32410            98-0420726
---------------------------      -------------------------  ------------------
(State or other jurisdiction         (Commission File         (IRS Employer
     of incorporation)                     Number)          Identification No.)

                 1601 WEST LBJ FREEWAY, DALLAS, TEXAS 75234-6034
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

     Registrant's telephone number, including area code: (972) 901-4500
                                                         ---------------

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

         On May 10, 2005, Celanese Corporation (the "Company") issued a press release reporting the financial results for its first quarter 2005. A copy of the press release is attached to this Current Report on Form 8-K ("Current
Report") as Exhibit 99.1 and is incorporated herein solely for purposes of this
Item 2.02 disclosure.

Item 7.01 Regulation FD Disclosure

         On May 10, 2005, David N. Weidman, President and Chief Executive
Officer of the Company, and Corliss Nelson, Executive Vice President and Chief
Financial Officer of the Company, made a presentation to investors and analysts via webcast and teleconference hosted by the Company. A copy of the slide presentation posted during the webcast and teleconference, including a reconciliation of non-GAAP measures used in the presentation, is attached to this Current Report as Exhibit 99.2 and is incorporated herein solely for purposes of this Item 7.01 disclosure. Additionally, the Company has posted the slides on its website at www.celanese.com under the Investor/Investor Webcast section.

         The information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the
Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits

         Exhibit Number            Description
         --------------            -----------
         99.1                      Press Release dated May 10, 2005
         99.2                      Slide Presentation dated May 10, 2005
                                   (including reconciliation of non-GAAP
                                   measures)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CELANESE CORPORATION

                                  By:         /s/ Corliss J. Nelson
                                      ------------------------------------------
                                       Name:    Corliss J. Nelson
                                       Title:   Executive Vice President and
                                                Chief Financial Officer

Date: May 10, 2005

                                  EXHIBIT INDEX

         Exhibit Number         Description
         --------------         -----------

              99.1              Press Release dated May 10, 2005

              99.2              Slide Presentation dated May 10, 2005
                                (including reconciliation of non-GAAP measures)